BLACKROCK FUNDS II

BlackRock Low Duration Bond Portfolio

Investor A1, Investor B3, Investor C2 and Investor C3 Shares

(the “Low Duration Fund” or the “Fund”)

Supplement dated October 27, 2014

To the Prospectus dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed voluntarily to cap certain expenses of Investor A1, Investor B3, Investor C2 and Investor C3 Shares of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s total annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit. Accordingly, the Fund’s Prospectus is amended as follows:

The eighth paragraph in the section of the Prospectus entitled “Management of the Funds – BlackRock” and the table immediately following the eighth paragraph as it relates solely to the Fund are deleted and replaced with the following:

With respect to the High Yield Fund and Low Duration Fund, BlackRock has agreed to contractually and/or voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

	Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
	Contractual Caps[1]	Voluntary Caps[2]
Low Duration Fund
Investor A1 Shares	—	0.60%
Investor B3 Shares	—	1.44%
Investor C2 Shares	—	0.94%
Investor C3 Shares	—	1.50%

*	As a percentage of average daily net assets.
[1]	The contractual caps are in effect until February 1, 2015. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRO-BD4-PRI-1014SUP